Exhibit 99.1

Deloitte & Touche LLP
Suite 400

Harborside Plaza 10

Jersey City, NJ 07311

USA
Tel: +1 212 937 8200

Fax: +1 212 937 8298
www.deloitte.com

July 13, 2015

ENGS Commercial Finance Co. 2441 Warrenville Road, Suite 310 Lisle, Illinois 60532

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by ENGS Commercial Finance Co. (the “Company”) and Credit Suisse Securities (USA) LLC and Barclays Capital Inc. (collectively, the “Initial Purchasers” and, together with the Company, the “Specified Parties”) related to the Company’s and Initial Purchasers’ evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of ENGS Commercial Finance Trust 2015-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 8, 2015, representatives of the Company provided us with an equipment contract listing with respect to 4,037 equipment contracts (the “Equipment Contract Listing”). At the Company’s instruction, we randomly selected 110 equipment lease contracts (the “Sample Contracts”) from the Equipment Contract Listing.

Additionally, on June 11, 2015, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing, as represented to us by the Company, data as of the close of business April 30, 2015, with respect to each of the Sample Contracts (the “Statistical Loan File”). At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of

Deloitte Touche Tohmatsu
Limited

Characteristics

1.     Contract identification number (informational purposes only)

2.     Borrower identification number

3.     Origination channel (ECF/TCB)

4.     Current book value

5.     Next payment date

6.     Maturity date

7.     Days delinquent

8.     Loan status

9.     Borrower state

10.  Collateral type

11.  Loan/lease type

12.  Original term of loan/lease

13.  Original equipment cost

14.  Percentage of down payment

15.  Monthly payment

16.  Annual percentage rate

17.  Loan/lease closing date

18.  Modified loan indicator

We compared Characteristics 2. through 8. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from an electronic contract file, prepared, created, and delivered by the Company, from the servicer system as of April 30, 2015 (the “Servicer System File”); Characteristics 9. through 15. the “Contract”; Characteristic 16. to the “Approval Confirmation”; Characteristic 17. to the “Funding Confirmation” and Characteristic 18 to the “Modification Agreement” (if applicable).

In addition to the procedures described above, for each of the Sample Contracts, we noted the following:

•	that the Contract included a signature in the space designated for the customer’s signature; and

•	the existence of a Certificate of Liability Insurance, Truckers Physical Damage Certificate, Evidence of Property Insurance, Contract or other related correspondence (collectively, the “Agreement to Provide Insurance”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., for Sample Contract numbers 52634 and 601-06298, we noted a difference with respect to the borrower state set forth on the Statistical Loan File, as compared to the borrower state set forth on the Contract. For such Sample Contracts, we were instructed by the Company to compare the borrower state set forth on the Statistical Loan File to the borrower state set forth on the “Servicer System Screen Shots” from the Company’s servicing system. Such comparisons were found to be in agreement;

•	with respect to our comparison of Characteristic 13., differences of 1.0% or less of the original equipment cost indicated on the Statistical Loan File are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 14., differences of 1.0% or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 16., for Sample Contract numbers 50991, 51189, 51551, 52345, 53623 and 55633, we noted a difference with respect to the annual percentage rate set forth on the Statistical Loan File, as compared to the annual percentage rate set forth on the Approval Confirmation. For such Sample Contracts, we were instructed by the Company to compare the annual percentage rate set forth on the Statistical Loan File to the annual percentage rate derived from the Contract. Such comparisons were found to be in agreement; and

•	with respect to our comparison of Characteristic 17., differences of ten days or less are noted to be “in agreement.”

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The equipment contract documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment leases underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte and Touche LLP

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Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2015 In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in collateral type
2	One difference in monthly payment
3	Five differences in original equipment cost.
4	Three differences in percentage of down payment

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

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Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Contract Documents
1	54754	Collateral type	2014 CHASSIS KING 20-40' TRI-AXLE SLIDER CONTAINER	2015 Chassis King 20-40' Tri-Axel Slider Trailer
2	601-06422	Monthly payment	$1,128.89	$1,135.60
3	50818	Original equipment cost	$285,099.64	$282,243.98
3	601-06279	Original equipment cost	$152,787.81	$159,131.42
3	601-06298	Original equipment cost	$29,422.00	$30,038.40
3	601-06381	Original equipment cost	$42,143.86	$44,276.64
3	601-06422	Original equipment cost	$105,961.87	$151,337.76
4	601-06279	Percentage of down payment	29.45%	28.28%
4	601-06381	Percentage of down payment	23.73%	22.59%
4	601-06422	Percentage of down payment	89.65%	62.93%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

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